Exhibit 13.1

Certification by the Principal Executive Officer Pursuant to 18 U.S.C.

Section 1350 as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 20-F for the year ended December 31, 2024 of Pintec Technology Holdings Limited (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Zexiong Huang, Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	April 17, 2025

By:	/s/ Zexiong Huang
Name:	Zexiong Huang
Title:	Chief Executive Officer